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                                                                    EXHIBIT 10.9


                                  AGREEMENT ON
                    AMENDMENT TO ARTICLES OF ASSOCIATION FOR
             WEIFANG FUHUA AMUSEMENT PARK CO. LTD. (A JOINT VENTURE)

Pursuant to the principles of equality, mutual benefit and joint development, through friendly negotiations, and in accordance with the Sino-Foreign Equity Joint Venture Law of the People's Republic of China (the "PRC") and other applicable PRC laws and regulations, this agreement is entered into by and among Weifang Neo-Luck (Group) Corporation ("Party A") and Intra-Asia Entertainment Corporation ("Party B") of the United States, for the purpose of amending relevant clauses of the Articles of Association of Weifang Fuhua Amusement Park Co., Ltd. on the basis of the original Articles and their Amendments:

1.      Amendment to Relevant Clauses of the Articles of Association

Chapter 1      Article 3

Original

Article 3 The names, legal addresses and legal representatives of Parties A, B, and C:
               Party A:              Weifang Neo-Luck (Group) Corporation of the
                                     PRC
               Legal address:        189 Dong Feng East Street, Weifang City,
                                     Shandong Province, PRC

               Legal representative: Jun Yin
               Title:                General Manager
               Citizenship:          PRC

               Party B: Jimswood Investment and Development Corp., incorporated in California, USA

               Legal address:        Los Angeles, California.
               Legal representative: Stanley Wu
               Title:                Chairman
               Citizenship:          United States

               Party C: Weicheng International, Inc., incorporated in California, USA

               Legal address:        3079 Shabo Boulevard, Santa Ana,
                                     California, USA.
               Legal representative: Jun Yin
               Title:                Chairman
               Citizenship:          United States

Amendment

               The names, legal addresses and legal representatives of Parties
               A and B:
               Party A:              Weifang Neo-Luck (Group) Corporation of the
                                     PRC
               Legal address:        189 Dong Feng East Street, Weifang City,
                                     Shandong Province, PRC

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               Legal representative: Jun Yin
               Title:                General Manager
               Citizenship:          PRC

               Party B:              Intra-Asia Entertainment Corporation,
                                     incorporated in Delaware, USA
               Legal Address:        1209 Orange Street
                                     Wilmington, Delaware, 19081
               Legal Representative: Roy Aaron
               Title:                General Manager
               Citizenship:          United States

Chapter 2      Article 6

Original

Article 6 The objectives of the Joint Venture Company are facilitating the further development of tourism in Weifang City, making full use of the abundant local tourism resources, adopting scientific management practices, expanding and improving tourist-hosting capabilities, and achieving economic benefits satisfactory to Parties A, B and C pursuant to the principles of enhanced economic cooperation and mutual benefit.

Amendment

Article 6 The objectives of the Joint Venture Company are: to facilitate the further development of tourism in Weifang City, to make full use of abundant local tourism resources, to adopt scientific management practices, to expand and improve tourist-hosting capabilities, and to achieve economic benefits satisfactory to Parties A and B pursuant to the principles of enhanced economic cooperation and mutual benefit.

Chapter 3      Article 9

Original

Article 9 Total investment in the Joint Venture Company shall be USD $29,500,000. The registered capital of the Joint Venture Company shall be USD $20,700,000 (the conversion rate shall be the listed foreign exchange rate published by the State Administration of Foreign exchange of China at the time that the first capital contribution is made). Party A shall contribute USD $3,105,000, comprising 15% of the total registered capital, Party B shall contribute USD $5,175,000, comprising 25% of the total registered capital, and Party C shall contribute USD $12,420,000, comprising 60% of the total registered capital.

Amendment

Article 9 Total investment in the Joint Venture Company shall be USD $29,500,000. The registered capital of the Joint Venture Company shall be USD $20,700,000 (the conversion rate shall be the listed foreign exchange

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               rate published by the State Administration of Foreign exchange of
               China at the time that the first capital contribution is made). Party A shall contribute USD $3,105,000, comprising 15% of the total registered capital, and Party B shall contribute $17,595,000, comprising 85% of the Company's registered capital.

Chapter 3      Article 10

Original

Article 10 Method of capital contribution: The capital contribution of Party A shall be in RMB, which shall be used mainly for acquisition of land, construction of supporting facilities and the purchase of materials from within the PRC; Party B and Party C shall contribute capital in the form of equipment and some United States currency, which shall be mainly for purchasing technically advanced equipment, a portion of the supplies used for decoration, a portion of the office supplies, etc.

Amendment

Article 10 Method of capital contribution: The capital contribution of Party A shall be in RMB, which will be used mainly for acquisitions of land, construction of supporting facilities and the purchase of materials from within the PRC. Party B shall contribute capital in the form of equipment and some United States currency, which shall be mainly for purchasing technically advanced equipment, a portion of the supplies used for decoration, a portion of the office supplies, etc.

Chapter 3      Article 11

Original

Article 11 Parties A, B and C shall make their respective capital contributions in full according to the time limit stipulated in the Agreement.

Amendment

Article 11 Parties A and B shall make their respective capital contributions in full according to the time limit stipulated in the Agreement.

Chapter 5      Article 12

Original

Article 12 After Parties A, B and C have made their respective capital contributions, the Joint Venture Company shall invite an accountant registered in China to verify the contributions and issue a verification report, on the basis of which the Joint Venture Company shall then issue investment certificates. The investment certificates shall include the name of the Joint Venture Company, date of establishment of the Joint Venture Company, names of the Parties, the amounts and dates of their respective capital contributions, and the date of issuance of investment certificates.

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Amendment

Article 12 After Parties A and B have made their respective capital contributions, the Joint Venture Company shall invite an accountant registered in China to verify the contributions and issue a verification report, on the basis of which the Joint Venture Company shall then issue investment certificates. The investment certificates shall include the name of the Joint Venture Company, date of establishment of the Joint Venture Company, names of the Parties, amounts and dates of their respective capital contributions, and dates of issuance of investment certificates, etc.

Chapter 5      Article 14

Original

Article 14 Should any Party of the Joint Venture Company wish to transfer all or part of its investment, consent shall be obtained in advance from the other two Parties. Should one Party wish to transfer its investment, the other Party shall have first right of refusal.

Amendment

Article 14 Should any one Party of the Joint Venture Company wish to transfer all or part of its investment, consent shall be obtained in advance from the other Party. Should one Party wish to transfer its investment, the other Party shall have first right of refusal.

Chapter 4      Article 16

Original

Article 16 The Board of Directors shall consist of six (6) members, among whom three (3) shall be appointed by Party A, two (2) by Party B and one (1) by Party C. The term of office for each Director shall be four (4) years and each Director shall be eligible for consecutive terms.

Amendment

Article 16 The Board of Directors shall consist of seven (7) members, among whom two (2) shall be appointed by Party A and five (5) shall be appointed by Party B. The term of office for each Director shall be four (4) years and each Director shall be eligible for consecutive terms.

Chapter 4      Article 19

Original

Article 19 The Chairman of the Board of Directors shall be appointed by Party A and the Vice-Chairman shall be appointed by Party B.

Amendment

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Article 19     The Chairman of the Board of Directors shall be appointed by
               Party B and the Vice-Chairman shall be appointed by Party A.

Chapter 4      Article 20

Original

Article 20 When Parties A, B and C intend to appoint or replace any Directors, a written notice shall be submitted to the Board of Directors one (1) month in advance.

Amendment

Article 20 When Parties A and B intend to appoint or replace any Directors, a written notice shall be submitted to the Board of Directors one
               (1) month in advance.

Chapter 7      Article 42

Original

Article 42 After paying income taxes and allocating the various funds in accordance with law, the remaining profits shall be distributed in proportion to Parties A, B and C's contributions to registered capital.

Amendment

Article 42 After paying income taxes and allocating the various funds in accordance with law, the remaining profits shall be distributed in proportion to Parties A and B's contributions to registered capital.

Chapter 10     Article 55

Original

Article 55 When Parties A, B and C agree on an extension of the term of the Joint Venture, and when such extension has been approved by a resolution of the Board of Directors, the Joint Venture Company shall submit a written application to the original examination and approval authorities within six (6) months prior to the expiration of the term of the Joint Venture. Only upon approval may the term be extended. At that time the Joint Venture Company shall go through necessary formalities to change the registration at the State Administration of Industry and Commerce.

Amendment

Article 55 When Parties A and B agree on an extension of the term of the Joint Venture, and when such extension has been approved by a resolution of the Board of Directors, the Joint Venture Company shall submit a written application to the original examination and approval authorities within six (6) months prior to the expiration of the term of the Joint Venture. Only upon approval may the term be extended. At that time the Joint Venture

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               Company shall go through necessary formalities to change the registration at the State Administration of Industry and Commerce.

Chapter 10     Article 56

Original

Article 56 The Joint Venture Company may be terminated before the expiration of its term if Parties A, B and C are in unanimous agreement that such early termination of the Joint Venture shall be in the best interest of all Parties. The Board must convene a general meeting to decide in favor of early termination, and such decision must be submitted to the original examination and approval authorities for approval.

Amendment

Article 56 The Joint Venture Company may be terminated before the expiration of its term if Parties A and B are in unanimous agreement that such early termination of the Joint Venture shall be in the best interest of both Parties. The Board must convene a general meeting to decide in favor of early termination, and such decision must be submitted to the original examination and approval authorities for approval.

Chapter 10     Article 59

Original

Article 59 Liquidation expenses shall receive priority in payments from the existing assets of the Joint Venture Company. Any remaining assets, after the payment of all debts of the Joint Venture Company, shall be distributed among Parties A, B and C based on the proportion to each Party's contribution to registered capital.

Amendment

Article 59 Liquidation expenses shall receive priority in payments from the existing assets of the Joint Venture Company. Any remaining assets, after the payment of all debts of the Joint Venture Company, shall be distributed between Parties A and B in proportion to each Party's contribution to registered capital.

2. This Amendment Agreement shall be an integral part of the Articles of Association of the Joint Venture Company and shall have the same force as the original Articles of Association.

3. Except as amended by this Amendment Agreement, the provisions of the Articles of Association shall be enforceable according to the original Articles of Association of the Joint Venture Company and its Amendments.

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Party A:
Weifang Neo-Luck (Group) Corporation


(Signature illegible)

------------------------------------
Representative:


Party B:
Intra-Asia Entertainment Corporation


(Signature illegible)

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Representative:

                                                                October 18, 1997